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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        (Date of Report): April 12, 2006
                (Date of earliest event reported): APRIL 6, 2006

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)

           TEXAS                      333-88577                 74-2684967
(State or other jurisdiction of      (Commission               (IRS Employer
       incorporation)                File Number)            Identification No.)

          13710 FNB PARKWAY
           OMAHA, NEBRASKA                              68154-5200
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300

                                 Not Applicable
                -----------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

CONSENT AND AMENDMENT TO OPERATING AGREEMENT

On April 6, 2006, Northern Border Pipeline Company entered into a Consent and Amendment to Operating Agreement (the "Operating Agreement Amendment") with Northern Plains Natural Gas Company, LLC, the current operator of its assets ("Northern Plains"). The Operating Agreement Amendment provides for Northern Plains' consent for Northern Border Pipeline to enter into a new operating agreement with TransCan Northwest Border Ltd. ("TransCan") and amends the term of Northern Border Pipeline's current operating agreement with Northern Plains to continue through March 31, 2007, subject to the provisions of Northern Border Pipeline's general partnership agreement.

Northern Plains, a wholly owned subsidiary of ONEOK, Inc. ("ONEOK"), is a general partner of Northern Border Intermediate Limited Partnership, which is one of Northern Border Pipeline's general partners. Northern Plains may use its affiliates, including ONEOK and its subsidiaries, to provide services to Northern Border Pipeline.

The description of the Operating Agreement Amendment set forth under this Item
1.01 is qualified in its entirety by reference to the complete terms and conditions of the Operating Agreement Amendment itself, which is filed as
Exhibit 10.1 hereto and is incorporated herein by reference.

OPERATING AGREEMENT

On April 6, 2006, Northern Border Pipeline entered into an Operating Agreement with TransCan (the "TransCan Operating Agreement"). TransCan is an affiliate of TC Pipelines Intermediate Limited Partnership ("TCILP"). TransCanada Corporation is the parent company of TransCan and TC PipeLines GP, Inc. TC PipeLines GP, Inc. is the sole general partner of TCILP.

Pursuant to the TransCan Operating Agreement, TransCan will be the operator of our pipeline from April 1, 2007 to April 1, 2018. The TransCan Operating Agreement provides that TransCan will have obligations related to Northern Border Pipeline, including, among other things, the following:

o Day-to-day management supervision and operating, maintenance, administrative and related services;

o Activities related to marketing and administration of transportation or other services;

o Manage construction of repairs, extensions, additions, improvements or replacements of the line;

o Retain outside consultants, contractors and other services, including utilizing the services of its affiliates, provided that such services are utilized on terms materially no less favorable to Northern Border Pipeline Company than those prevailing at the time for comparable services;

o TransCan will be reimbursed for all costs and expenses authorized by Northern Border Pipeline's management committee without profit or loss;

o TransCan will indemnify Northern Border Pipeline for all actions, claims, demands, costs and liabilities arising out of actions (or failures to act) by TransCan that are not in accordance with the terms of the TransCan Operating Agreement or an express direction by Northern Border Pipeline other than actions (or failures to act) by TransCan in good faith within the scope of its authority in the course of the operation of the pipeline;

o Northern Border Pipeline will indemnify TransCan against all actions, claims, demands, costs and liabilities arising out of acts (or failure to act) of TransCan in good faith within the scope of its authority in the course of the operation of the pipeline, including claims, demands, costs and liabilities arising from the negligence of TransCan, its officers, agents, employees or affiliates. TransCan will not be indemnified for its gross negligence or willful misconduct; and

o Other activities related to the day-to-day operation of the line, as provided in the TransCan Operating Agreement and allowed under the First Amended Partnership Agreement (as defined below under Item 5.03).

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The description of the TransCan Operating Agreement set forth under this Item
1.01 is qualified in its entirety by reference to the complete terms and conditions of the TransCan Operating Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

FIRST AMENDED PARTNERSHIP AGREEMENT

The information included under Item 5.03 below is incorporated herein by reference.

ITEM 5.01 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Concurrent with the completion of the Sale and the adoption of the First Amended Partnership Agreement, TransCanada Intermediate Limited Partnership (TCILP) designated Max Feldman as chairman and Paul E. Miller as a member to Northern Border Pipeline's Management Committee; and Northern Border Intermediate Limited Partnership (NBILP) designated John W. Gibson and William R. Cordes as its representatives to the Management Committee.

Mr. David Kyle is no longer a management committee member as of April 6, 2006. Mr. Feldman, Mr. Miller and Mr. Cordes were previously members of the management committee. Mr. Gibson is newly appointed to the management committee.

John W. Gibson, age 53. Mr. Gibson is president of ONEOK Energy Companies, which includes ONEOK, Inc.'s gathering and processing, natural gas liquids, pipelines and storage and energy services business segments, some of which have been acquired by Northern Border Partners, L.P. He was appointed to that position in 2005. He holds that position in addition to his appointment as President, Chief Operation Officer and Partnership Policy Committee Member with Northern Border Partners, L.P. Prior to that, he was President, Energy from 2000 to 2005 for ONEOK, Inc.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As a result of the sale on April 6, 2006 of a 20% interest in Northern Border Pipeline by Northern Border Intermediate Limited Partnership ("NBILP") to TCILP as described in Item 8.01 below, the General Partnership Agreement for Northern Border Pipeline effective as of March 9, 1978, and as supplemented by the first through tenth supplements (the "Original Partnership Agreement") was amended and restated effective as of April 6, 2006. The Original Partnership Agreement was amended and restated to: (i) reflect the change in the ownership interests of the Partners pursuant to the sale of the 20% interest by NBILP, (ii) change the designation of the operator to TransCan, (iii) eliminate outdated provisions,
(iv) revise the governance provisions, and (v) incorporate all prior amendments and changes in one document. The First Amended and Restated General Partnership Agreement of Northern Border Pipeline dated April 6, 2006 (the "First Amended Partnership Agreement") replaces the Original Partnership Agreement in its entirety.

The major provisions adopted or changed include (all capitalized terms are as set forth in the First Amended Partnership Agreement unless otherwise indicated):

    o The Management Committee will consist of four members, with each partner designating two members, with one of the members selected by TCILP as chairman. The Management Committee will act upon the affirmative vote of a majority of the partners' percentage ownership, unless otherwise provided. For this purpose, each partner may, by notice to the other partner, allocate to each of its representatives all or any portion of its ownership interest. Previously, the NBILP partner designated three members, with such NBILP member having the number of votes equal to 35%, 22.75% or 12.25%, respectively; the TCILP partner designated one member to the Management Committee having the number of votes equal to 30%. Under the Original Partnership Agreement the Management Committee acted on the affirmative vote of a majority of the voting interests.

    o The Management Committee will designate members of the Audit Committee. The Audit Committee will consist of three members, two of whom will be selected by each partner's representatives, with the partner whose affiliate is the operator having the right to only appoint one member to the Audit Committee. No member of the Audit Committee will be an employee, officer or director of the operator. Decisions of the Audit Committee will be by majority vote of the members. Previously, the partner whose affiliate was the operator did not have a right to appoint any members to the Audit Committee.

    o The operator will be Northern Plains until April 1, 2007, and effective April 1, 2007, the operator will be TransCan.

The description of the First Amended Partnership Agreement set forth under this
Item 5.03 is qualified in its entirety by reference to the complete terms of the First Amended Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

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ITEM 8.01 OTHER EVENTS.

Northern Border Pipeline previously announced that NBILP would sell to TCILP a 20% interest in Northern Border Pipeline (the "Sale") resulting in each of NBILP and TCILP owning a 50% interest in Northern Border Pipeline. The Sale was completed on April 6, 2006. Northern Border Pipeline's general partnership agreement was amended and restated as of April 6, 2006 to reflect the Sale.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits.

   EXHIBIT
   NUMBER            DESCRIPTION OF EXHIBIT
   ------            ----------------------
     3.1       First Amended and Restated General Partnership Agreement of
               Northern Border Pipeline Company dated April 6, 2006 by and between Northern Border Intermediate Limited Partnership and TC
               Pipelines Intermediate Limited Partnership.

    10.1 Consent and Amendment to Operating Agreement dated April 6, 2006, by and between Northern Border Pipeline Company and Northern
               Plains Natural Gas Company, LLC.

    10.2       Operating Agreement dated April 6, 2006, by and between Northern
               Border Pipeline Company and TransCan Northwest Border Ltd.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2006                        NORTHERN BORDER PIPELINE COMPANY
                                            By:  Northern Plains Natural Gas
                                                 Company, LLC, Operator

                                            By:  /s/ William R. Cordes
                                                 ---------------------------
                                            Name:  William R. Cordes
                                            Title: President


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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER            DESCRIPTION OF EXHIBIT
   ------            ----------------------
     3.1       First Amended and Restated General Partnership Agreement of
               Northern Border Pipeline Company dated April 6, 2006 by and between Northern Border Intermediate Limited Partnership and TC
               Pipelines Intermediate Limited Partnership.

    10.1 Consent and Amendment to Operating Agreement dated April 6, 2006, by and between Northern Border Pipeline Company and Northern
               Plains Natural Gas Company, LLC.

    10.2       Operating Agreement dated April 6, 2006, by and between Northern
               Border Pipeline Company and TransCan Northwest Border Ltd.
